UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Midland International Air & Space Port 2901 Enterprise Lane Midland, Texas	79706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 276-3966

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 31, 2025, AST SpaceMobile, Inc. (the “Company”) completed the repurchase of $135.0 million principal amount of its outstanding 4.25% convertible senior notes due 2032 (the “Existing Notes”) in separate, privately negotiated repurchase transactions with a limited number of holders of the Existing Notes (the “Holders”) for an aggregate repurchase price of approximately $346.9 million, which included accrued and unpaid interest on the repurchased Existing Notes.

The repurchase was funded with the net proceeds from the Company’s previously announced registered direct offering of 5,775,635 shares of its Class A common stock (“Common Stock”) at a price of $60.06 per share (the “Equity Offering”). In connection with the Equity Offering, the Company entered into separate, privately negotiated share purchase agreements with the Holders.

The Equity Offering was made pursuant to a preliminary prospectus supplement, dated July 24, 2025, and filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2025, a pricing term sheet, dated July 24, 2025, and filed with the SEC as a free writing prospectus on July 25, 2025, a final prospectus supplement, dated July 24, 2025, and filed with the SEC on July 28, 2025, and the base prospectus, dated September 5, 2024, filed as part of the Company’s automatic shelf registration statement (File No. 333-281939) that became effective under the Securities Act when filed with the SEC on September 5, 2024.

A copy of the opinion of Freshfields US LLP relating to the legality of the issuance and sale of the Common Stock is attached hereto as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Freshfields US LLP
23.1	Consent of Freshfields US LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AST SPACEMOBILE, INC.

Date:July 31, 2025	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Financial Officer and Chief Legal Officer